Inventories	12 Months Ended
Mar. 31, 2012
Inventories:
Inventory Disclosure [Text Block]

11. Inventories

Effective December 30, 2007 (beginning of 4th quarter of Fiscal Year 2008), the Company changed its inventory valuation method from the lower of cost, determined under the FIFO method, or market to the lower of cost, determined under the LIFO method, or market. In the high inflation environment that the Company was experiencing, the Company believed that the LIFO inventory method was preferable over the FIFO method because it better compares the cost of current production to current revenue. The effect of LIFO was to reduce net earnings by $30,771,000 in 2012, increase net earnings by $5,104,000 in 2011 and reduce net earnings by $7,307,000 in 2010, compared to what would have been reported using the FIFO inventory method. The reduction in earnings per share was $2.53 ($2.52 diluted) in 2012, the increase in earnings per share was $0.42 ($0.42 diluted) in 2011, and the reduction in earnings per share was $0.61 ($0.60 diluted) in 2010. During 2012, certain inventory quantities accounted for on the LIFO method were reduced, resulting in the liquidation of certain quantities carried at costs prevailing in prior years. The impact on net earnings of these liquidations was an increase of $2,899,000. The inventories by category and the impact of implementing the LIFO method are shown in the following table:

	2012	2011	2010
	(In thousands)

Finished products	$406,164	$390,754	$407,403
In process	24,451	21,680	14,813
Raw materials and supplies	139,045	132,690	121,988
	569,660	545,124	544,204
Less excess of FIFO cost over LIFO cost	137,227	89,888	97,740
Total inventories	$432,433	$455,236	$446,464